                                                  Exhibit 24.1


                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert W. Bogle, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1997.

                                /S/  Robert W. Bogle
                                ----------------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Edwin I. Colodny, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11 day of March, 1997.

                                /S/  Edwin I. Colodny
                                -----------------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of March, 1997.

                                /S/  Mathias J. DeVito
                                ------------------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Rakesh Gangwal, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10 day of March, 1997.

                                /S/  R. Gangwal
                                -----------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, George J. W. Goodman, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of March, 1997.

                                /S/  George J. W. Goodman
                                --------------------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, John W. Harris, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of March, 1997.

                                /S/  J W Harris
                                ----------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Edward A. Horrigan, Jr., Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1997.

                               /S/  Edward A. Horrigan, Jr.
                               -----------------------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1997.

                                /S/  Robert LeBuhn
                                ---------------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of March, 1997.

                                /S/  John G. Medlin, Jr.
                                --------------------------L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of March, 1997.
                                /S/  Hanne M. Merriman
                                ------------------------(L.S.)

                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of US Airways Group, Inc., (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1996 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of March, 1997.

                                /S/  R W Smith
                                --------------(L.S.)